UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                      June 3, 2004 (June 2, 2004)

DYNAMEX INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21057 (Commission File Number)	86-0712225 (IRS Employer Identification No.)

1870 Crown Drive, Dallas, Texas (Address of principal executive offices)	75234 (Zip Code)

Registrants’ telephone number, including area code	(214) 561-7500

Item 7. Exhibits
Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)
Press Release

Item 7. Exhibits

99.1           Press release of Dynamex Inc. dated June 2, 2004.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 9 (“Regulation FD Disclosure”) and Item 12 (“Results of Operations and Financial Condition”). In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under Items 9 and 12 and is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

Dynamex Inc. issued a press release on June 2, 2004 to announce its Results of Operations and Financial Condition for the Three and Nine Month Periods Ended April 30, 2004. A copy of the Company’s press release is attached as Exhibit 99.1.

Dated: June 3, 2004	by	/s/ Ray E. Schmitz

Ray E. Schmitz
Vice President and Chief
Financial Officer

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